SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[x] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

BAB ,INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies

    (2) Aggregate number of securities to which transaction applies:

(2) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth  the amount on which the filing fee is calculated and state how it was determined.)

    Proposed maximum aggregate value of transaction:

    Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BAB, INC.
8501 W. Higgins Road, Suite 320
Chicago, Illinois 60631
(773) 380-6100

April 22, 2002

Dear Shareholder:

You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 2:00 p.m. on Thursday, May 23, 2002 at the Company's corporate offices at 8501 W. Higgins Road, Chicago, Illinois, 60631.

In addition to electing four members to the Board of Directors, you are being asked to ratify appointment of the independent auditors for the year ending November 24, 2002. We hope that these proposals will be adopted at the Annual Meeting.

We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

Very truly yours,

/s/ Michael W. Evans
President and Chief Executive Officer

BAB, INC.
8501 W. Higgins Road, Suite 320
Chicago, Illinois 60631
(773) 380-6100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 23, 2002

To the Shareholders of BAB, Inc.:

The Annual Meeting of Shareholders of BAB, Inc. (the "Company) will be held at 2:00 p.m. on Thursday, May 23, 2002, at the Company’s corporate offices at 8501 W Higgins Road, Chicago, Illinois, for the following purposes:

1) To set the number of directors at four and to elect four directors to serve for a one-year term expiring when their successors are elected and qualified at the annual meeting in 2003.

2) To act upon a proposal to ratify the appointment of Blackman Kallick Bartelstein, LLP as independent auditors of the Company for the fiscal year ending November 24, 2002.

3) To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on April 12, 2002, as the record date for the determination of shareholders entitled to vote at the Annual Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

April 22, 2002	Michael K. Murtaugh
Vice President and General Counsel

TABLE OF CONTENTS

General Information

Record Date and Voting

Principal Shareholders and Ownership of Management

Proposal 1 - Election of Directors

Management

Section 16 (a) Beneficial Ownership Reporting Compliance

Certain Transactions

Proposal 1 - Ratification of Appointment of Independent Auditors

Proposals for Fiscal 2002 Annual Meeting

Available Information

Charter of Audit Committee Appendix

BAB, INC.
8501 W. Higgins Road, Suite 320
Chicago, Illinois 60631
(773) 380-6100

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 23, 2002

GENERAL INFORMATION

This proxy statement is furnished to shareholders by the Board of Directors of BAB, Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders at 2:00 p.m. on Thursday, May 23, 2002, at the Company’s corporate offices at 8501 W. Higgins Road, Chicago, Illinois, and at all adjournments thereof for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters that may or could properly come before the meeting.

Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Annual Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting (a) for the election of the nominees named herein and on the proxy card to the Board of Directors; (b) for the appointment of Blackman Kallick Bartelstein, LLP as independent auditors of the Company; and (c) in the discretion of the proxy holder as to other matters which may properly come before the meeting. This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about April 22, 2002.

Summary information about the Company's directors and executive officers, historical information concerning the common equity of the Company, and the most recent 10-KSB together with the audited consolidated financial statements of the Company are included in this mailing, but are not considered a part of the proxy solicitation material.

The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

RECORD DATE AND VOTING

The Board of Directors has fixed April 12, 2002, as the record date for the determination of shareholders entitled to vote at the Annual Meeting. As of the close of business on the record date, there were outstanding 2,226,123 shares of Common Stock, $.001 par value, which is the only outstanding class of stock of the Company. All matters being voted upon by the shareholders require a majority vote of the shares represented at the Annual Meeting either in person or by proxy, except for election of directors, which is by plurality vote in the event of more nominees than positions (i.e. the four nominees receiving the highest number of votes would be elected).

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote constitutes a quorum for the transaction of business. Shares voted as abstentions and broker non-votes on any matter (or a “withheld authority” vote as to directors) will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner and the broker indicates that it does not have discretionary authority to vote certain shares on that matter.

BOARD RECOMMENDATIONS

The Board of Directors recommends a vote FOR election of each nominee for director named herein, and FOR ratification of the appointment of Blackman Kallick Bartelstein, LLP as independent auditors. It is intended that proxies solicited by the Board of Directors will be voted FOR each nominee and FOR each such other proposals unless otherwise directed by the shareholder submitting the proxy.

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

The following table sets forth as of April 12, 2002, the record and beneficial ownership of Common Stock held by (i) each person who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company; (ii) each current director; (iii) each "named executive officer" (as defined in Regulation S-B, Item 402 under the Securities Act of 1933); and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of Common Stock of the Company beneficially owned by each such person as of April 12, 2002, includes the number of shares, which such person has the right to acquire within sixty (60) days after such date.

Name and Address	Shares	Percentage
Michael W. Evans 8501 W. Higgins Road Chicago, IL 60631	947,971(1)	42.6
Michael K. Murtaugh 8501 W. Higgins Road Chicago, IL 60631	904,890(1)(2)	40.6
Holdings Investments, LLC 220 DeWindt Road Winnetka, IL 60093	818,491(1)	36.8
Bruno Guazzoni 135 East 57th Street New York, NY 10022	345,010	15.5
David L. Epstein 9700 Higgins Road, Suite 630 Rosemont, IL 60018	16,333(3)	*
Jeffrey M. Gorden 8501 W. Higgins Road Chicago, IL 60631	3,000	*
Robert B. Nagel 516 Elder Drive Winnetka, IL 60093	1,500	*
John J. Bracken 8501 W. Higgins Road Chicago, IL 60631	1,033(4)	*
All executive officers and directors as a group (6 persons)	1,056,236 (1)(2)(3)(4)	47.4
* Less than 1%

* Less than 1%.

(1) Includes all shares held of record by Holdings Investments, LLC.  Messrs. Evans and Murtaugh are members and managers of the LLC and together control all voting power of the stock owned by the LLC.

(2) Includes 635 shares held by 401 (k) trust.

(3) Includes 15,500 shares held indirectly by entities under Mr. Epstein’s control, and 833 shares representing his proportionate ownership in an entity that he does not control.

(4) Includes 700 shares held by 401(k) trust.

PROPOSAL 1 - ELECTION OF DIRECTORS

The Bylaws of the Company provide that the number of directors shall be as fixed from time to time by resolution of the shareholders subject to increase by the Board of Directors. The directors elected at this Annual Meeting, and at annual meetings thereafter unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The four persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are Michael W. Evans, Michael K. Murtaugh, David L. Epstein and Robert B. Nagel. Each nominee is currently a member of the Board of Directors.

In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

See "MANAGEMENT" for biographical information concerning Messrs. Evans and Murtaugh, who are employees of the Company. The following biographical information is furnished with respect to each of the other nominees.

David L. Epstein joined the Company as a director in September 1995. Mr. Epstein is a principal of the J. H. Chapman Group, L.L.C., an international investment banking firm specializing in the food industry since September 1983. Prior to joining J. H. Chapman Group, L.L.C., Mr. Epstein was vice president and regional executive of Chase Commercial Corporation, an affiliate of Chase Manhattan Bank, N. A., and assistant vice president of the First National Bank of Chicago. He is a frequent speaker at business and professional meetings and conferences and has published extensive articles on financial topics for many food service publications.

Robert B. Nagel was first elected as a director in August 1997. Since October 1996, he has been the President and Chief Executive Officer of Newport Associates, Inc., a private consulting firm specializing in strategic consulting services to the food and food service industries, primarily in the areas of integration and management of acquired companies, business strategy, and shareholder value improvement. He is also a partner in the firm of CEO Partners, Inc., which provides similar consulting services to food service companies. From 1995 until September 1996, he was the President of Peapod Delivery Services, a computer-based on-line grocery shopping and delivery company. From 1991 through 1995, he was a principal at A. T. Kearney, Inc., a major international management consulting firm, providing services in the food service and consumer products industries. Prior to 1991, he served as vice president, management and organization development for Kraft General Foods, Inc. and earlier was general manager of Kraft's (now Alliant Foodservice) eastern food service businesses.

MANAGEMENT

Directors and Executive Officers

The following table sets forth certain information with respect to each of the directors and executive officers of the Company and certain other key management personnel.

Directors and Executive Officers	Age	Position(s) Held with the Company
Michael W. Evans	45	Chief Executive Officer, President and Director
Michael K. Murtaugh	57	Vice President, General Counsel and Director
John J. Bracken	53	Vice President, Operations
Jeffrey M. Gorden	46	Chief Financial Officer and Treasurer
David L. Epstein	54	Director
Robert B. Nagel	64	Director

Michael W. Evans has served as chief executive officer and director of the Company since January 1993 and is responsible for all aspects of franchise development and marketing, as well as all corporate and franchise sales performance and operation programs. In February 1996, he was appointed president. Mr. Evans has over 15 years of experience in the food service industry.

Michael K. Murtaugh joined the Company as a director in January 1993 and as vice president and general counsel in January 1994. Mr. Murtaugh is responsible for dealing directly with state franchise regulatory officials and for the negotiation and enforcement of franchise and area development agreements, and for negotiations of acquisition and other business arrangements. Before joining the Company in January 1994, Mr. Murtaugh was a partner with the law firm of Baker & McKenzie, where he practiced law from 1971 to 1993. He also currently serves as vice president and secretary of American Sports Enterprises, Inc., which owns controlling interest in the Kane County Cougars, a minor league baseball team.

John J. (Jack) Bracken joined the Company as Director of Licensed Operations in August 1996.  He is responsible for company stores, commissary operations, marketing, non-traditional development, manufacturer relations and management of credit, and reports to Mr. Evans.  Mr. Bracken has over 30 years experience in the foodservice industry.  From 1979 to 1996 he was with Host Marriott Services, most recently as General Manager for food, beverage and retail at BWI Airport.  In this capacity, he was responsible for the operation of multiple national brands, including Burger King, Pizza Hut, Roy Rogers, Dunkin' Donuts, Cinnabon, Starbuck's Coffee, Nathan's Famous and Taco Bell.

Jeffrey M. Gorden joined the Company as its chief financial officer and treasurer in April 2001 and is responsible for all financial reporting and analysis. Mr. Gorden received his BS from DePaul University. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. From 1977 to 1979, he was with Ernst & Young. From 1979 to 1994 he held internal auditing leadership roles at several Fortune 500 companies. For the last seven years, he has held senior financial management roles, most recently with Arrow Financial Services, LLC in Lincolnwood, Illinois.

The Board of Directors had three standing committees during the last fiscal year: the Compensation Committee, the Audit Committee and the Options Committee. The Compensation Committee has three members: David L. Epstein, Robert B. Nagel, and Michael W. Evans, two of whom are non-employee directors. The function of the Compensation Committee is to set the compensation for the Executive Officers and to recommend the compensation to the Board of Directors for approval. The Audit Committee has three members: Michael K. Murtaugh, David L. Epstein and Robert B. Nagel, two of whom are non-employee directors. The function of the Audit Committee is to interact with the independent auditors of the Company and to recommend the appointment of the independent auditors to the Board of Directors. The Options Committee has three members: Michael W. Evans, David L. Epstein, and Robert B. Nagel, two of whom are non-employee directors. The function of the Options Committee is to consider, determine and recommend to the Board of Directors the granting of options. Each of the standing committees met once during the fiscal year and all members were in attendance at the meetings.

The Board of Directors met four times during the 2001 fiscal year. None of the directors attended fewer than 75% of the meetings of the Board of Directors.

Each non-employee director of the Company is paid a fee of $100 for each meeting attended, as well as reimbursement of reasonable expenses. In addition, the non-employee directors are eligible to receive stock options pursuant to the Company’s 2001 Long-Term Incentive and Stock Option Plan.

Executive Compensation

The following table sets forth the cash compensation earned by executive officers that received annual salary and bonus compensation of more than $100,000 during fiscal years 2001, 2000 and 1999 (the "Named Executive Officers"). The Company has no employment agreements with any of its executive officers.

Summary Compensation Table

		Annual Compensation				Long Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus ($)	Restricted Stock Award(s)	Securities Underlying Options (#)	LTIP Payouts	All Other Compensation
Michael W. Evans President and CEO	2001	175,000	--	--	--	--	--
	2000	175,000	--	--	--	--	--
	1999	175,000		--	--	--	--
Michael K. Murtaugh Vice President and General Counsel	2001	130,000	--	--	--	--	--
	2000	130,000	--	--	--	--	--
	1999	130,000		--	--	--	--

Indemnification of Directors and Officers

The Company's Certificate of Incorporation limits personal liability for breach of fiduciary duty by its directors to the fullest extent permitted by the Delaware General Corporation Law (the "Delaware Law"). Such Certificate eliminates the personal liability of directors to the Company and its shareholders for damages occasioned by breach of fiduciary duty, except for liability based on breach of the director's duty of loyalty to the Company, liability for acts omissions not made in good faith, liability for acts or omissions involving intentional misconduct, liability based on payments or improper dividends, liability based on violation of state securities laws, and liability for acts occurring prior to the date such provision was added. Any amendment to or repeal of such provisions in the Company's Articles of Incorporation shall not adversely affect any right or protection of a director of the Company for with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

In addition to the Delaware Law, the Company's Bylaws provide that officers and directors of the Company have the right to indemnification from the Company for liability arising out of certain actions to the fullest extent permissible by law. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers or persons controlling the Company pursuant to such indemnification provisions, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

2001 Long-Term Incentive Stock Option Plan

Effective May 25, 2001, the Company, by resolution of it’s Board of Directors and shareholders, adopted the 2001 Long-Term Incentive and Stock Option Plan (the “Incentive Plan”), which provides for the issuance of 275,000 shares of the Company’s Common Stock. The incentive plan will terminate on May 25, 2011, unless sooner terminated by action of the Board.

The Incentive Plan permits granting of awards to employees and non-employee officers, directors and agents of the Company in the form of stock appreciation rights, stock awards and stock options. Stock options granted under the Incentive Plan may be “incentive stock options,” meeting the requirements of Section 422 of the Code or nonqualified options which do not meet the requirements of Section 422. The Incentive Plan is currently administered by a Committee of the Board of Directors appointed by the Board. The Incentive Plan gives broad powers to the Board or Committee to administer and interpret the Incentive Plan, including the authority to select the individuals to be granted options and rights, and to prescribe the particular form and conditions of each option or right granted. Incentive stock options, in order to receive favorable tax treatment under the Code, must be exercisable at not less than the fair market value of the Common Stock as of the date of the grant (110% of fair market value if the optionee is a 10% or greater shareholder) and may be granted only to employees.

The following is a list of Stock Options granted to Executives on December 19, 2001. The Company granted a total of 95,000 stock options under the Incentive Plan to 10 employees and 2 Outside directors. Each Outside Director received 10,000 stock options. Company Executives received stock options as listed in the following table and a total of 23,334 stock options were distributed to 6 key management employees. All stock options are fully vested, each is exercisable at the fair market value on issue date of $0.19 and each exercised share is restricted for one year from the date of exercise.

Subsequent Event

Option/SAR Grants
Individual Grants
Name	Number of Securities Underlying Option/SARs Granted (#)	% of Total Options/SARs Granted to Employees	Exercise or Base Price ($/Share)	Expiration Date
Michael W. Evans	20,000	21.1	$0.21 (110% of $0.19)	12/18/11
Michael K. Murtaugh	20,000	21.1	$0.21 (110% of $0.19)	12/18/11
Jeffrey M. Gorden	5,833	6.1	$0.19	12/18/11
John J. Bracken	5,833	6.1	$0.19	12/18/11

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based upon a review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were met during the fiscal year ended November 25, 2001.

CERTAIN TRANSACTIONS

The following information relates to certain relationships and transactions between the Company and related parties, including officers and directors of the Company. It is the Company's policy that it will not enter into any transactions with officers, directors or beneficial owners of more than 5% of the Company's Common Stock, or any entity controlled by or under common control with any such person, on terms less favorable to the Company than could be obtained from unaffiliated third parties and all such transactions require the consent of the majority of disinterested members of the Board of Directors.

Management believes that the following transaction was effected on terms no less favorable to the Company than could have been realized in arm's length transactions with unaffiliated parties.

Executive Officers and Directors

Michael K. Murtuagh, the Company’s Vice President and General Counsel, was sole shareholder of Bagel One, Inc., which owned and operated a Big Apple Bagels franchise store near Chicago, Illinois. On October 11, 2001, Mr. Murtaugh sold his interest in this franchise. It is now owned by an independent franchisee. All transactions and operations under Bagel One, Inc. and the sale of the franchise location are similar to those with other franchisees.

David L. Epstein, who is currently a member of the Board of Directors of the Company, is a principal of J.H. Chapman Group, LLC. ("Chapman"), which, for compensation similar to arm’s length transactions, assists the Company from time to time in the identification and negotiation of potential acquisitions. Mr. Chapman has not provided any such services during the past fiscal year.

Audit Committee

The following is a report of the Audit Committee.  The Audit Committee consists of three members, including the two independent directors.  The two independent directors comply with the new definition of "independent directors" as required by the Nasdaq for small business filers. The Audit Committee has adopted a written Charter that is included in its entirety as Appendix I at the end of the Proxy Statement.

Report of Audit Committee

To the Board of Directors of BAB, Inc.:

We have reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended November 25, 2001.

We have discussed with Blackman Kallick Bartelstein, LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees" as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from Blackman Kallick Bartelstein, LLP required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independent Standards Board, and have discussed with Blackman Kallick Bartelstein, LLP its independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 25, 2001.

For the fiscal year ending November 25, 2001, the Company paid auditing and accounting fees of approximately $100,000 for fiscal 2001.

We believe that the payments made to Blackman Kallick Bartelstein, LLP are reasonable and compatible with Auditor's independence.

/s/ David L. Epstein
/s/ Robert P. Nagel
/s/ Michael K. Murtaugh

PROPOSAL 2 -RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has appointed Blackman Kallick Bartelstein, LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending November 24, 2002. If the shareholders fail to ratify such appointment, the Board of Directors will select another firm to perform the required audit function. A representative of Blackman Kallick Bartelstein, LLP is expected to be present at the shareholders meeting with the opportunity to make a statement if such representative desires to do so and is expected to be available to respond to appropriate questions. For the fiscal year ending November 25, 2001, the Company paid auditing and accounting fees of approximately $100,000.

PROPOSALS FOR FISCAL 2001 ANNUAL MEETING

It is currently anticipated that the next meeting, for the fiscal year ending November 24, 2002 (the "2002 Annual Meeting") will be held in May 2003. Shareholders who intend to submit proposals for inclusion in the 2002 Proxy Statement and Proxy for shareholder action at the 2002 Annual Meeting must do so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than December 15, 2002.

Additionally, if the Company receives notice of a shareholder proposal after February 15, 2003, the proposal will be considered untimely pursuant to SEC Rules 14a-4 and 14a-5(e) and the persons named in proxies solicited by the Board of Directors of the Company may exercise discretionary voting power with respect to the proposal.

AVAILABLE INFORMATION

Copies of the Company's Annual Report on Form 10-KSB will be sent without charge to any shareholder requesting the same in writing from: BAB, Inc., Attention: Investor Relations, 8501 West Higgins Road, Suite 320, Chicago, IL 60631, Phone (773) 380-6100.

By Order of the Board of Directors

Michael K. Murtaugh
Vice President and General Counsel

Dated: April 22, 2002
Chicago, Illinois

Appendix I
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of accounting internal control; and the Corporation's accounting and financial reporting processes generally.

The Audit Committee's primary duties and responsibilities are to: Monitor the Corporation's financial reporting process and internal control system and recommend changes to the Board of Directors. Review and appraise the audit efforts of the Corporation's independent auditors. Review the independence of the Corporation's audits and the terms of their engagement, and advise the Board of Directors. Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board of Directors.

While the Audit Committee shall have the responsibilities and powers set forth in this charter, it shall not be the duty of the Audit Committee to plan or conduct audits or to determine whether the Corporation's financial statements are complete, accurate, or in accordance with generally accepted accounting principles. These are the responsibilities of management and the Corporation's outside auditor. Nor shall it be the duty of the Audit Committee to conduct investigations to resolve disagreements, if any, between management and the Corporation's outside auditor, or to assure compliance with laws and regulations or the Corporations' own policies or code of conduct.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

Optimally, the Audit Committee shall be comprised of three or more directors elected by the Board, each of whom shall be an independent director, as defined by the Board of Directors. In the event that less than three directors are independent, all of the independent directors shall serve on the Audit Committee. All members of the Committee will be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall be financially literate and at least one member of the Committee shall have accounting or related financial management expertise.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee may designate the Chair to act in its behalf in relation to the responsibilities enumerated at IV 2 and IV 7 below.

III. MEETINGS

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. In addition, the Committee or at least its Chair should meet with the independent auditors and management to review the Corporation's financial statements consistent with IV 2 below.

IV. RESPONSIBILITIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1. Review and recommend amendments to this Charter periodically, at least annually, as conditions dictate.

2. Review the Corporation's annual and quarterly financial statements as well as the report, opinion or review rendered by the independent auditors in connection with such financial statements. Review and discuss such annual and quarterly financial statements with the Corporation's financial and senior management.

3. Based upon a review of the annual financial statements, the accompanying Report of independent Auditors and discussions with the independent auditors, recommend (or not recommend) the inclusion of the annual financial statements in the Corporation's Annual Report on Form 10-KSB.

Independent Auditors

4. Recommend to the Board of Directors the selection or dismissal of the independent auditors (considering independence and effectiveness) and approve the fees and other compensation to be paid to the independent auditors.

5. Advise the independent auditor that they are ultimately accountable to the Board and the Audit Committee.

6. Review and approve any proposed discharge of the independent auditors recommended by the management.

7. Consult annually with the independent auditors relative to the Corporation's internal controls.

Financial Reporting Processes

8. Consult quarterly with independent auditors relative to quality (not only the acceptability) of Corporation's accounting principles as applied to its financial reporting.

9. On an annual basis, obtain and review a formal written statement from the independent auditors disclosing relationships with and services provided to the Corporation, which may affect their objectivity and independence.

10. Discuss with the independent auditors and the Corporation's financial management, the integrity of the organization's financial reporting processes, both internal and external.

11. Consider and, if appropriate, recommend to the Board of Directors, changes to the Corporation's accounting principles and practices as suggested by the independent auditors or management.